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                                                                   Exhibit 10.16

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



         AMENDMENT dated as of May 18, 1993 among ANALOG DEVICES, INC. and the undersigned BANKS.

                              W I T N E S S E T H:

         WHEREAS, Analog Devices, Inc., the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent, are parties to a Credit Agreement dated as of March 12, 1993 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the negative pledge covenant, and make a related change, as more fully set forth below;

              NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement.

         SECTION 2. Amendment of Section 1.01. Section 1.01 of the Agreement is amended to insert the following definition after the definition of "Subsidiary":

                  "Swap Obligations" means obligations of the Company and its Subsidiaries in respect of rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options or any other similar transactions (including any options with respect to any such transactions) or combinations of such transactions.

         SECTION 3. Amendment of Section 5.13. Clause (j) of Section 5.13 of the Agreement is amended and restated to read in its entirety as follows:

                  (j) Liens not otherwise permitted by the foregoing clauses of this Section securing indebtedness and Swap Obligations in an aggregate principal and mark to market value (net of mark to market thresholds, if any) amount at any one time outstanding not to exceed 30% of Consolidated Tangible Net Worth.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
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         SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall receive duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall receive telex, telecopy or other written confirmation from such party of execution of a counterpart hereof by such party).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        ANALOG DEVICES, INC.


                                        By: /s/ William A. Martin
                                            Title: Treasurer


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                        By: /s/ Stephen J. Kenneally
                                            Title: Vice President


                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION


                                        By: /s/ Michael A. Drevno
                                            Title: Vice President


                                        CONTINENTAL BANK N.A.


                                        By: /s/ David Noda
                                            Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /s/ George A. Hibbard
                                            Title: Vice President